Ivy Funds

Supplement dated December 31, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2014

and as supplemented August 22, 2014 and November 14, 2014

Effective January 1, 2015, the Statement of Additional Information is amended to reflect that the name of Ivy International Growth Fund has changed to Ivy Global Growth Fund.

Supplement	Statement of Additional Information	1